Exhibit 32



                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
    PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Edward R. DeStefano, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of New Century Energy Corp. on Form 10-QSB for the quarterly period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of New Century Energy Corp.

                                        NEW CENTURY ENERGY CORP.
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DATED: August 21, 2006                  By: /s/ Edward R. DeStefano
                                        ---------------------------
                                        Edward R. DeStefano
                                        Chief Executive Officer and
                                        Principal Financial Officer